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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-55508) of Loudeye Corp. of our report dated April 14, 2003 relating to the 2002 consolidated financial which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Seattle, Washington
April 14, 2003